Exhibit 99.1

September 2019 Xynomic Pharmaceuticals Holdings, Inc. Investor Presentation Stock Ticker: XYNO

Disclosure

Disclaimer

This investor presentation is not a prospectus or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This investor presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No registered offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This investor presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the US Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Xynomic's expectations with respect to future performance, anticipated financial impacts of the proposed business combination, approval of the business combination transactions by security holders, the satisfaction of the closing conditions to such transactions and the timing of the completion of such transactions.

Such forward-looking statements relate to future events or future performance, but reflect the parties' current beliefs, based on information currently available. Most of these factors are outside the parties' control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include, among other things: the possibility that the business combination does not close or that the closing may be delayed because conditions to the closing may not be satisfied, including the receipt of requisite shareholder and other approvals, the performances of Xynomic, and the ability of Xynomic to regain compliance with The Nasdaq Capital Market's listing standards; the reaction of Xynomic's licensors, collaborators, service providers or suppliers to the business combination; unexpected costs, liabilities or delays in the business combination transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination transaction agreement; and general economic conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in Xynomic's most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Xynomic or other matters and attributable to Xynomic, Xynomic's shareholders or any person acting on behalf of any of them are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Xynomic nor Xynomic's shareholders undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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Contoso Suites • Strategy: develop potentially best - in - class oncology therapeutics • Experienced leadership • Experienced multinational executive team • World - class scientific/medical advisors • Robust clinical development pipeline (all with global rights) • 2 clinical stage and 1 IND stage innovative small molecule drugs • 2 on - going potentially pivotal trials, and expecting to start 2 more potentially pivotal trials by Q4’2019 • Lead drug, Abexinostat , in late stage trials as potential best - in - class drug for multiple cancers with high unmet need • Two Fast - Track designations • Only drug starting pivotal trial in China against 3L diffuse large B - cell lymphoma (DLBCL), the largest lymphoma subtype in China, and 3L follicular lymphoma (FL)* • Expect to launch Abexinostat treating DLBCL in China in early 2021 (as a Category 1 Innovative Drug) • Licensing or co - development partnerships with multinational corporations including Pharmacyclics /AbbVie, Boehringer Ingelheim and Janssen • Leveraging operations in both the US and China to address global markets * Source: China Center for Drug Evaluation, as of September 5, 2019 3 Corporate Overview A clinical Stage Oncology - focused Biopharmaceutical Company

Contoso Suites Investment Highlights • Experienced management team and world class scientific advisory board • Late - stage pure play global oncology company developing oral formulation with proven molecular targets and best - in - class potenti al • Drug candidates originated from global Top - 20 pharmaceutical companies (AbbVie and Boehringer Ingelheim): high - quality US/EU dat a integrity, exclusive global rights, strong IP estate • C o - development with global big pharma companies (e.g., Janssen) • Leverages resources in both China and US/EU to cost - effectively and efficiently develop these assets • Multiple catalysts in the next 12 months 4

Contoso Suites Experienced Management Team Y. Mark Xu , Chairman and CEO • Successful serial entrepreneur • Pharmacyclics (General Manager, Greater China), Schering (Research & Development), McKesson (Marketing), Bridge Lab (Co - Founder, China CFO) W. Jason Wu, PhD, COO • More than 20 years drug development experience in both US and China • Lilly (late stage clinical development), Merck (Marketing), Hutchison China MediTech (Business Development) Sophia Paspal , PhD, Chief Development Officer Niefang Yu, PhD, Head of Research • 20 years of relevant global industry experience • Progressive positions in Regulatory Affairs and Quality Assurance at Halozyme Therapeutics, Shire, Allergan, Wyeth/Pfizer • Former Head of Research at Hisun Pharm • Talented Scientist at Singapore’s S*BIO PTE LTD focusing on drug discovery in oncology • Authored or co - authored 30 articles and patents • PhD in Medicinal Chemistry from Univerisité de Lille II, France 5 James J. Tong, MD, EVP and Chief Strategy Officer • 12 years of experience in life science VC/PE investment (Delta Capital, Bison Capital Holding), life science I - banking (Roth Capital, Rodman & Renshaw), and corporate finance (CFO of Amex traded Tianyin Pharma) • Postdoctoral Research Fellow at UC - Irvine, PhD in Neurobiology and Behavior from Stony Brook University & Cold Spring Harbor Laboratory, MD from Peking University J. Coco Kou, CFO and Chief Accounting Officer • 13 years of experience in internal controls, multinational operations and corporate finance • Managing Director at Marcum Bernstein & Pinchuk LLP • CPA in both US and China • BA and Master’s degree in Economics from Peking University, Executive MBA jointly awarded by Columbia Business School, London Business School and Hong Kong University Business School

Contoso Suites World Class Scientific Advisory Board • Professor of Medicine and Director of the Early Phase Clinical Trials Unit, University of California San Francisco • Renowned expert in solid tumors • Led cancer clinical trials for numerous big pharma and emerging biotech companies • Chief of Lymphoma Service, Memorial Sloan Kettering Cancer Center (MSKCC) • Before joining MSKCC, 20 years at MD Anderson in lymphoma practice • L ed the efforts to develop the first FDA - approved targeted drug treating Hodgkin’s lymphoma over three decades ( Adcetris ®) and the approval of the first immune checkpoint inhibitor for lymphoma ( Opdivo ®) • Vice President and Head of Department of Kidney Cancer and Melanoma, Beijing Cancer Hospital • Led numerous clinical trials for multinational pharmaceutical companies in China • Former President and COO of Pharmacyclics (acquired by AbbVie in 2015 for $21 billion) • Former VP of Research and Board Director of NASDAQ listed ILEX Oncology (acquired by Genzyme in 2004 for $1 billion) • Former Head of Biosciences Division at SRI International (Stanford Research Institute) 6 Dr. Glenn Rice Dr. Pamela Munster Dr. Jun Guo Dr. Anas Younes

Contoso Suites Ongoing Clinical Trials Planned Clinical Trials Pre - clinical 7 Innovative Late - Stage Oncology Pipeline (Global Rights) Preclinical Phase 1 Phase 2 Phase 3 Abexinostat (Abex): HDAC i nhibitor (licensor: Pharmacyclics/AbbVie) Kidney Cancer Follicular Lymphoma Diffuse Large B - Cell Lymphoma & Mantle Cell Lymphoma Multiple Solid Tumors Diffuse Large B - Cell Lymphoma Follicular Lymphoma Thyroid cancer, sarcoma, and ovarian cancer Breast Cancer XP - 10 5 (BI 8 60585 ): 3rd generation mTORC1/2 inhibitor (licensor: Boehringer Ingelheim ) Breast Cancer XP - 102 (BI 882370): Pan - RAF inhibitor (licensor: Boehringer Ingelheim ) Colorectal Cancer and Lung Cancer XP - 103 (TRK/Fra - 1 inhibitor ) XP - 104 (RET inhibitor) Potentially Pivotal Potentially Pivotal Potentially Pivotal Potentially Pivotal

Contoso Suites Pipeline Summary • Abex: currently being evaluated in three therapeutic areas • Unique pharmacokinetic profile • Only HDAC inhibitor with efficacy against both B - cell and T - cell lymphomas • First commercial launch expected in early 2021 • XP - 105 (BI 860585): breast cancer • Potentially best - in - class, 3rd generation mTORC1/2 inhibitor • Only two years behind Takeda’s competing TAK228 • XP - 102 (BI 882370): colorectal cancer and lung cancer • Phase 1 ready • Animal data from initial studies suggest promising potential • Unique binding mode • XP - 103 and XP - 104 • Research stage assets with newer mechanisms of action Breast & Other Solid Tumors Phase 1/2 Hematological Cancer Potentially Pivotal Phase 2 Kidney Cancer Potentially Pivotal Phase 3 8 Abex :

Contoso Suites Commercialization • Xynomic is well positioned to commercialize drugs in China, US and other key markets and expects to • Launch Abexinostat in early 2021 in China for treatment of diffuse large B - cell lymphoma • Launch Abexinostat in 2023 in US and China for treatment of renal cell carcinoma • Launch XP - 105 in 2022 in China for treatment of breast cancer • Supply chain and commercialization • Clinical trials are conducted by top key opinion leaders at leading cancer specialty hospitals in US, China, EU and South Kor ea • World - class, third party contract manufacturing in Europe to ensure highest and consistent product quality • Small molecule drugs with gross margins of over 90% • Plan to build oncology sales team in 2H’2020 9

Contoso Suites R&D Center in Shanghai, China • 5,600 sf custom - built, fully operational, state - of - the - art leased facility • Focused on biology, organic chemistry and analytical chemistry • Led by Dr. Niefang Yu, a renowned oncology research scientist • Will staff up to 15 MS/PhD scientists by Q1’2020 • Multiple small molecule oncology drug programs across three platforms • Kinase inhibition • Immuno - oncology • Epigenetics 10

Contoso Suites • Abexinostat has been granted two Fast - Track designations by the US Food and Drug Administration (FDA) • Only drug starting pivotal trial in China against 3L diffuse large B - cell lymphoma (DLBCL), the largest lymphoma subtype in China, and 3L follicular lymphoma* • Expect to launch Abexinostat treating DLBCL in China in 2021 (as a Category 1 Innovative Drug) * Source: China Center for Drug Evaluation, as of September 5 , 2019 11 Key Features of Abexinostat In - Licensed from Pharmacyclics /AbbVie

Contoso Suites Key Features of Abex : In - Licensed from Pharmacyclics /AbbVie Molecule Small molecule HDAC inhibitor, oral 80 or 20 mg tablet, bid (twice daily) Clinical data already collected ~600 patients (18 trials) already tested globally; no drug - related deaths and more favorable safety profile among HDAC inhibitors Special status Two US FDA Fast - Track designation (one in 1L or 2L renal cell carcinoma, the other in 4L follicular lymphoma) On - going or soon - to - start potentially pivotal trials 1L or 2L renal cell carcinoma (RCC), global potentially pivotal Phase 3 4L follicular lymphoma (FL), US/EU potentially pivotal Phase 2 3L diffuse large B - cell lymphoma (DLBCL), China potentially pivotal Phase 2 3L FL, China potentially pivotal Phase 2 On - going or soon - to - start non - pivotal trials R/R DLBCL and mantle cell lymphoma ( abex+Imbruvica ), US Phase 1/2 Multiple solid tumors ( abex+Keytruda ), US Phase 1b R/R thyroid cancer, sarcoma, and ovarian cancer ( abex+pazopanib ), US Phase 1b Key efficacy data from completed trials RCC: 27% objective response rate (ORR), 50% of VEGFi - refractory patients showing >2 years of progression free survival (PFS) FL: 60% average ORR, 20.5 months of median PFS DLBCL: 31% ORR Commercial launch (projected) DLBCL and FL in 2021, RCC in 2023 Key partners AbbVie (licensor), Janssen, University of California San Francisco, Memorial Sloan Kettering 12

Contoso Suites Abexinostat’s Mechanism of Action • Histone deacetylases (HDACs) can remove acetyl groups from lysine on histones and other proteins • Altered expression and mutations of genes that encode HDACs have been linked to tumor development Source of diagram: Xynomic Pharma 13

Contoso Suites Abex – Completed Clinical Trials * Monotherapy In Combination Protocol # # of Patients TA Phase Protocol # # of Patients TA Phase PCYC - 0401 15 Solid tumors or hematological cancers 1 CL1 - 78454 - 005 35 Solid tumors 1 PCYC - 0405 - CA 7 Hematological tumors Extension study CL1 - 78454 - 006 32 Digestive cancer 1 CL1 - 78454 - 010 1 NHL 1 CL1 - 78454 - 008 19 Late stage s olid tumors 1 PCYC - 0402 3 9 Solid tumors 1 CL1 - 78454 - 009 8 Nasopharyngeal carcinoma 1 PCYC - 0403 55 Lymphoma 1/2 CL1 - 78454 - 011 16 Breast cancer 1 CL1 - 78454 - 002 3 9 Solid tumors 1 CL1 - 78454 - 003 31 Epithelial ovarian, fallopian tube or primary peritoneal carcinoma 1 CL1 - 78454 - 007 17 Leukemia 1 NCT01543763 51 Late stage s olid tumors 1b PKH - 78454 - 017 12 Solid tumors 1 NCT01027910 22 Metastatic sarcoma 1/2 CL1 - 78454 - 001 135 Hodgkin’s disease, non - Hodgkin lymphoma and chronic lymphocytic leukemia 1/2 CL1 - 78454 - 004 62 Late stage s olid tumors (including brain tumor) 1 * The following clinical trials were completed by or on behalf of Pharmacyclics / AbbVie or Servier 14

Contoso Suites Key Advantages of Abexinostat over Approved HDAC Inhibitors • Abexinostat is the only HDAC inhibitor with efficacy against both B - cell and T - cell lymphomas (approved HDAC inhibitors are efficacious against T - cell lymphomas only) • Favorable safety profile than approved HDAC inhibitors • Abexinostat is rapidly absorbed following oral administration, achieving maximal plasma concentration within 0.5 – 1 hour • Abexinostat’s terminal elimination half - life is approximately 4 hours • PK modeling shows that oral dosing of Abexinostat twice daily, 4 hours apart, allows for continuous exposure at concentrations required for efficient tumor cell killing while lowering the peak concentrations associated with once - daily oral administration (potential advantage over other approved HDAC inhibitors) • Discontinuation rate of Abexinostat for advert events is always low 15

Contoso Suites Safety Profile Better Than First Generation HDAC Inhibitors Abex * Farydak ® ( Pa no binostat ) Beleodaq ® ( Belinostat ) Istodax ® ( Romidepsin ) Zolinza ® ( Vorinostat ) Epidaza ® ( Chidamide ) hematological Neutropenia 13.3 67 1 4 27 3.5 13.3 Anemia 3.3 18 11 3 16 2.3 0 Thrombocytopenia 20.0 34 7 0 14 5.8 21.7 GI Diarrhea 3 ** 25 2 <1 1 0 0 Nausea 2 ** 6 1 3 6 3.5 0 Vomiting 0 ** 7 1 <1 10 1.2 1.2 other Fatigue 16.7 25 5 8 14 3.5 0 Arthralgia 6.7 na na na na 2.3 na Serious or Life - Threatening Tumor lysis syndrome None Yes Yes Cardiac ischaemia None Yes Yes Pulmonary embolism None Yes Pericardial effusion None Yes Abex and Approved HDAC Inhibitors - Grade 3 & 4 AE’s (%) * From Abex trial PCYC - 0403 ** From Abex trial CL1 - 78454 - 001 in salvage lymphoma Other data from approved HDAC inhibitors’ pivotal trials results or labels 16

Contoso Suites * Vincent Ribrag , et al. Safety and efficacy of abexinostat , a pan - histone deacetylase inhibitor, in non - Hodgkin lymphoma and chronic lymphocytic leukemia: Results of a phase 2 study. Haematologica 2017 102 (5): 903 - 909. ** One trial is from Vincent Ribrag trial above and the other trial is from Andrew M. Evens, et al. A Phase I/II Multicenter, Open - Label Study of the Oral Histone Deacetylase Inhibitor Abexinostat in Relapsed/Refractory Lymphoma. Clin Cancer Res. 2016; 22(5): 1059 - 1066. *** Andrew M. Evens, et al. A Phase I/II Multicenter, Open - Label Study of the Oral Histone Deacetylase Inhibitor Abexinostat in Relapsed/Refractory Lymphoma. Clin Cancer Res. 2016; 22(5): 1059 - 1066. 17 44% 23% 22% 60% 31% 40% 0% 10% 20% 30% 40% 50% 60% 70% FL DLBCL PTCL Phase 1 Phase 2 Median PFS in FL: 20.5 months*** (n=30, 2 trials**, average ORR of 60%, average prior systemic therapy: 4 lines) (n=16, average prior systemic therapy: 5.2 lines) Abex as a Single Agent: ORR in Lymphoma (Single Arm Trials)* n=15

Contoso Suites On - going and Planned Trials Drug Indications Phase # of Patients Key Partners Location FPI Date Abex/Keytruda Multiple solid tumors 1b 42 UCSF US 7/25/2018 Abex 4L FL Potentially Pivotal Ph 2 120 MSKCC US and EU7 8/ 9 /2018 Abex/Pazopanib 1L or 2L RCC (Fast - Track designation by US FDA) Potentially Pivotal Ph 3 390 UCSF US, EU 6 , China and South Korea 9/5/2018 Abex/Imbruvica r/r DLBCL and r/r mantle cell lymphoma 1/2 40 Janssen, MSKCC US 5/31/20 19 Abex 3L DLCBL Potentially Pivotal Ph 2 85 Cancer Hospital Chinese Academy of Medical Sciences China Q4’2019 ( estimate ) Abex 3L FL Potentially Pivotal Ph 2 37 Cancer Hospital Chinese Academy of Medical Sciences China Q 4 ’2019 ( estimate ) Abex/Pazopanib Thyroid cancer, sarcoma, ovarian cancer 1b 50 UCSF US Q3’2019 ( estimate ) Abex / Ibrance Breast cancer 1b 50 Pfizer, UCSF US Q4’2019 (estimate) XP - 105 ER+ breast cancer Ph 2 160 To be determined China Q1’2020 ( estimate ) XP - 102 CRC and lung cancer 1/2 40 N/A US and China Q1’2021 (estimate) On - going Planned 18 Key:

Contoso Suites Major Potentially Pivotal Trials Drug Indication Location Phase # of sites and patients Estimated Efficacy Threshold for Potential Approval Estimated Commercial Launch Year Abex (mono therapy) 3L DLBCL China Pivotal phase 2 (single arm) 25 sites, 85 patients 35% ORR (or 21% ORR for 170 patients) 2021 Abex (mono therapy) 3L FL China Pivotal phase 2 (single arm) 25 sites, 37 patients 55% ORR 2021 Abex (plus pazopanib) 1L or 2L RCC, Fast - Track Designation Global Pivotal phase 3 (double blinded) 76 sites, 390 patients 12 months of PFS 2023 Indication Global Market Size in 2023*, $ Follicular Lymphoma 4.1 billion Renal Cell Carcinoma (Kidney Cancer) 4.7 billion Breast Cancer 20 billion Solid Tumors (with K eytruda) 8 billion Diffuse Large B - Cell Lymphoma 14.4 billion * Sources: Decision Resources, EvaluatePharma, Datamonitor, IMS, WM Foundation and Kantar Health’s CancerMpact 19

Abex: Only 3rd Line DLBCL Innovative Drug in Potentially Pivotal Trial in China

No	Registration No	Status	Drug	Indications	Sponsor	Phase	Drug Category	Combined with Other Drugs	Pivotal China Trial	Starting Time
1	CTR20130792	On-going	GA101 injectable	CD20+ DLBCL	Roche (Shanghai)	III	Biologics，target 1L	Combined with CHOP	No (part of a multicenter, multinational trial vs. R-CHOP)	May 2014
2	CTR20160088	On-going	Revlimid capsule	Treatment naive DLBCL	Celgene	III	Chemical，target 1L	Combined with R-CHOP	No (part of a multicenter, multinational trial)	March 2016
3	CTR20160669	On-going	Ibrutinib capsule	CLL, SLL, MCL, FL, DLBCL	Janssen (Xi'an)	IIIb	Chemical	No	No (part of a multicenter, multinational trial of long-term safety)	November 2016
4	CTR20170965	On-going	BGB-3111 capsule	r/r DLBCL (Non-GCB subtype), r/r indolent lymphoma (FL and marginal zone lymphoma)	BeiGene	II	Chemical	Combined with Rituximab	Information not available	October 2017
5	CTR20171560	On-going	Enzastaurin tablet	Treatment naive DLBCL	Denovo Biopharma	III	Chemical, target 1L	Combined with CHOP	No (part of a multicenter, multinational trial)	March 2018
6	CTR20181354	On-going	Anti-CD19 CAR T infusion	r/r CD19+ DLBCL and FL	Shanghai Hrain Biotechnology	I	Biologics	No	No	August 2018
7	CTR20181396	On-going	Polatuzumab vedotin injectable	Treatment naive DLBCL	Roche (Shanghai)	III	Biologics，target 1L	Combined with R-CHP	No (part of a multicenter, multinational trial)	October 2018
8	CTR20181687	On-going	Anti-CD19 CAR T infusion	r/r LBCL including DLBCL and transformed FL	Fosun Kite Pharma	I	Biologics	No	No	November 2018
9	CTR20190882	On-going	ATG-010 tablet	r/r DLBCL	Zhejiang Antengene	II	Chemical	No	Information not available	Information not available
10	CTR20191605	On-going	Abexinostat tablet	r/r DLBCL	Xynomic	Potentially Pivotal II	Chemical, target 3L	No	Yes	Estimated October 2019

Source: China Center for Drug Evaluation of NMPA, as of September 5, 2019

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Abex: Only 3rd Line FL Innovative Drug in Potentially Pivotal Trial in China

No	Registration No	Status	Drug	Indications	Sponsor	Phase	Drug Category	Combined with Other Drugs	Pivotal China Trial	Starting Time
1	CTR20131156	On-going	GA101 injectable	CD20+ FL, DLBCL and CLL	Roche (Shanghai)	I	Biologics	No	No	September 2012
2	CTR20140718	On-going	Ibrutinib capsule	r/r FL and r/r marginal zone lymphoma	Janssen (Xi'an)	III	Chemical	Combined with R-CHOP or bendamustine+R	No	November 2014
3	CTR20170965	On-going	BGB-3111 capsule	r/r DLBCL (Non-GCB subtype), r/r indolent lymphoma (FL and marginal zone lymphoma)	BeiGene	II	Chemical	Combined with Rituximab	No	January 2018
4	CTR20181354	On-going	Anti-CD19 CAR T infusion	r/r CD19+ DLBCL and FL	Shanghai Hrain Biotechnology	I	Biologics	No	No	November 2018
5	CTR20181687	On-going	Anti-CD19 CAR T infusion	r/r LBCL including DLBCL and transformed FL	Fosun Kite Pharma	I	Biologics	No	No	November 2018
6	CTR20182094	On-going	YY-20394 tablet	r/r FL	YL-Pharma	II	Chemical	No	Information incomplete	Not yet started
7	CTR20191596	On-going	Abexinostat tablet	r/r FL	Xynomic	Potentially Pivotal II	Chemical, target 3L	No	Yes	Estimated October 2019

Source: China Center for Drug Evaluation of NMPA, as of September 5, 2019

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Contoso Suites • 3rd generation mTOR inhibitor, blocking activities of both mTOR complexes • Completed one Phase 1 clinical trial for solid tumors • Phase 2 ready • Xynomic plans to design and conduct a Phase 2 clinical trial in metastatic breast cancer patients 22 Key Features of XP - 105 In - Licensed from Boehringer Ingelheim

Continuing Strong Interest in mTOR Inhibitors

- Several 1st generation mTOR inhibitors are already marketed, including everolimus (Novartis) and temsirolimus (Pfizer), and mainly treat kidney cancer and breast cancer
- Everolimus: $1.556 billion revenue in 2018*
- Strong interest in mTOR
  - In 2017, Celgene, Vivo and Decheng invested $23 million in Aadi Bioscience to develop nanoparticle formulation of 1st generation temsirolimus
  - In 2019, Boyu and FountainVest invested $120 million in Hangzhou based Antengene
    - Antengene in-licensed Celgene's CC-223's Asia rights
    - Celgene completed Phase 1 of CC-223 in the US
    - Antengene recently applied to start a Phase 2 trial in China

* Source: novartis.com

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Contoso Suites XP - 105 (BI 860585) Superior to Competitors XP - 105 (BI 860585) AZD - 2014* TAK228** Trial Phase Phase 1 Phase 1 Phase 1 Dosage Combined with paclitaxel Combined with paclitaxel Combined with paclitaxel Number of Subjects 24 solid tumor subjects 65 solid tumor subjects 22 solid tumor subjects Efficacy 1 complete response ( CR) 4 partial response (PR) 9 stable disease (SD) 21 PR 10 SD 1 CR 3 PR 7 SD Disease Control Rate 58% 48% 50% * Source: Basu B, et al. Annals of Oncology 29: 1918 – 1925, 2018 doi:10.1093/ annonc /mdy245 ** Source: Moore KN, et al. ESMO Open 2018;3:e000291. doi:10.1136/esmoopen - 2017 - 000291 24

Contoso Suites • RAF is a popular molecular target in oncology and represents a significant commercial opportunity • Pan - RAF inhibitor, unique DFG - out binding, best - in - class animal data • Xynomic plan to start Phase 1/2 in US and China by 2020/2021 25 Key Features of XP - 102 In - Licensed from Boehringer Ingelheim

Contoso Suites XP - 102: A 2nd - Generation Pan - RAF Inhibitor with Best - in - Class Potential • Roche and Novartis have already launched 1st generation oncology drugs that target RAF kinases (in combination with MEK inhib ito rs) • Novartis’ Tafinlar (a RAF inhibitor) - Mekinist (a MEK inhibitor) combo generated $1.155 billion sales in 2018 1 • XP - 102 is a 2nd generation pan - RAF inhibitor for RAF mutant cancers, e.g. colorectal cancer (CRC), NSCLC and malignant melanoma • XP - 102 potentially offers improved therapeutic window compared with first - generation BRAF inhibitors, thus potentially more pron ounced and long - lasting pathway suppression and improved efficacy 1 Source: novartis.com 26

XP-102: Pre-Clinical Pharmacology Summary

- Demonstrated potency and selectivity in cellular and Kinase assays
    - B-RAF^{V600} cell lines EC_{50}<10 nM
    - B-$RAF^{wild\text{-}type}$ cell lines EC_{50}>1,000 nM
- High efficacy in CRC and melanoma animal models
- Showed no significant sign of toxicity in exploratory toxicology studies at exposure levels that delivered superior efficacy in xenograft models
- Very promising when used in combination with chemotherapy and other targeted agents
- **Current status:** Completed Pre-IND meeting with the FDA; expect to start Phase 1/2 in 2020/2021

Source: Irene C.Waizenegger, et al. A Novel RAF Kinase Inhibitor with DFG-Out Binding Mode: High Efficacy in BRAF-Mutant Tumor Xenograft Models in the Absence of Normal Tissue Hyperproliferation. Mol Cancer Ther; 2016; 15(3): 354 - 365.

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Contoso Suites Small Molecule Kinase Inhibitors R&D Center in Shanghai, China 28 Research Stage Programs

Contoso Suites Research Stage Programs • XP - 103 • TRK/Fra - 1 inhibitor • Recent Ph 1 data of Loxo’s TRK inhibitor, Larotrectinib , showed ORR of over 90% against multiple tumors, yet drug resistance might be an issue * • XP - 103, with dual targets (TRK and Fra - 1), has the potential to maintain impressive efficacy while minimizing drug resistance • Global patent filed in December 2018 • Animal studies: under preparation and in discussion with contract research organization s; expected to be initiated in Q4’2019 • XP - 104 • Highly selective RET inhibitor • Being investigated for use against multiple tumors, especially tumors that have developed resistance against other targeted t her apies • Global patent filed in September 2018 • Animal studies: under preparation and in discussion with contract research organization s; expected to be initiated in Q4’2019 * Sources: Loxo Oncology’s presentations at ASCO Annual Meeting 2017 and AACR Pediatric Cancer Research Meeting (12/4/2017) 29

Advancing the Pipeline on Key Programs

Estimated Timelines	2H'2019	1H'2020	2H'2020	1H'2021
Abexinostat				
1L or 2L renal cell carcinoma			Interim data readout	
3L diffuse large B-cell lymphoma			File New Drug Application (NDA)	Launch
3L follicular lymphoma			File NDA	Launch
2L mantle cell lymphoma			Phase 2 results	
Solid tumors (in combo with Keytruda)			Phase 1b results	
XP-105				
Breast cancer	Initiation of Phase 2			Phase 2 results
XP-102				
Colorectal and lung cancer				Initiation of Phase 1/2
XP-103				
Solid tumors			Initiation of Phase 1	
XP-104				
Solid tumors			Initiation of Phase 1	

Key Milestones and Catalysts for the Next 12 Months:

- Abexinostat
  - 1L or 2L RCC interim data readout
  - File NDA for 3L DLBCL
  - 2L mantle cell lymphoma Phase 2 data readout
  - Solid tumors (combo trial with Keytruda) Phase 1b data readout
- XP-105
  - Initiation of Phase 2

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Contoso Suites Capitalization Table 31 In addition, there are 3,259,780 warrants (ticker XYNPW) issued and outstanding, with average exercise price of $11.50 Share holder No. of Common Shares % Management & Directors: 34,531,030 74.6% Publi c Float & Others: 11,742,816 25.4% Total 46,273,846 100.0%

Thank You Angela Feng angela.feng@xynomicpharma.com www.xynomicpharma.com 32